EXHIBIT 24.1


                                POWER OF ATTORNEY
    (9,000,000 Shares Under NIKE, Inc. 1990 Stock Incentive Plan, As Amended)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of NIKE, Inc. does hereby constitute and appoint PHILIP H. KNIGHT, ROBERT E. HAROLD and LINDSAY D. STEWART his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of NIKE, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable NIKE, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of NIKE, Inc. issuable pursuant to the 1990 Stock Incentive Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of NIKE, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 11, 1998


WILLIAM J. BOWERMAN                    THOMAS E. CLARKE
----------------------------------     ----------------------------------
William J. Bowerman                    Thomas E. Clarke


JILL K. CONWAY                         RALPH D. DENUNZIO
----------------------------------     ----------------------------------
Jill K. Conway                         Ralph D. DeNunzio


RICHARD K. DONAHUE                     ROBERT E. HAROLD
----------------------------------     ----------------------------------
Richard K. Donahue                     Robert E. Harold


DELBERT J. HAYES                       DOUGLAS G. HOUSER
----------------------------------     ----------------------------------
Delbert J. Hayes                       Douglas G. Houser


JOHN E. JAQUA                          PHILIP H. KNIGHT
----------------------------------     ----------------------------------
John E. Jaqua                          Philip H. Knight

KENICHI OHMAE                          CHARLES W. ROBINSON
----------------------------------     ----------------------------------
Kenichi Ohmae                          Charles W. Robinson


A. MICHAEL SPENCE                      JOHN R. THOMPSON, JR.
----------------------------------     ----------------------------------
A. Michael Spence                      John R. Thompson, Jr.